UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-6024

THE INDONESIA FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq.
The Indonesia Fund, Inc.
Eleven Madison Avenue
New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2007 to June 30, 2007

Item 1. Reports to Stockholders.

THE INDONESIA
FUND, INC.

SEMI-ANNUAL REPORT
JUNE 30, 2007
(unaudited)

IF-SAR-0607

LETTER TO SHAREHOLDERS

July 25, 2007

Dear Shareholder:

For the semi-annual period ended June 30, 2007, The Indonesia Fund, Inc. (the "Fund") had a gain in its net asset value of 10.5%, vs. an increase of 13.3% for the Morgan Stanley Capital International Indonesia Index (net dividends).* Based on market price, the Fund's shares fell by -10.9% during the period. As a result, the Fund's discount to its net asset value stood at 2.3% on June 30, 2007, compared with a premium of 21.1% at the beginning of the period.

Market Review: A volatile period

The six-month period ended June 30, 2007 was a mostly positive one despite a volatile January and February. After a strong 4th quarter in 2006, the market traded lower on profit taking and rose before the end of January to trade sideways till late February. The reverberations of a single day fall of 10% in the China stock market was felt not only in Indonesia but around the world as well. However, the Indonesian market quickly regained its composure to trade progressively higher throughout the period under review.

Underpinning investors' confidence has been the Indonesian central bank continuing its interest rate cutting exercises in response to lower inflation numbers. Concurrently, retail interest in the market rose causing market turnover, the value of securities being bought and sold each day, to rise steadily from a low of US$200 million per day to more than US$400 million per day by the middle of the year.

As the world recovered from the shock caused by the sharp fall in China, commodity prices also recovered and led the mining sector higher. It was the best performing sector for the period as was the energy sector with coal prices rising strongly. The financial sector, however, underperformed the broad market due in part to the strong performance in the prior quarter and the overall hesitant pace of loan growth. Additionally, the telecommunication sector was negatively affected by uncertainties arising from increased competition and the changing board of directors at PT Telkom (22.1% of the Fund as of June 30, 2007).

Strategic Review and Outlook: Anticipating many positive developments

For the semi-annual period ended June 30, 2007, the Fund returned 10.5% compared to 13.3% for the Morgan Stanley Capital International Indonesia Index (net dividends). Strong performance in industrials and consumer staples contributed to performance. Additionally, an underweight in telecom services enhanced performance.

Detracting from performance was an underweight to the strongly performing energy sector and stock selection in the materials sector. Additionally, volatility in utilities hurt performance.

Going forward, we expect to focus on domestic plays. In the consumer sector, we expect to keep our exposure to properties as we believe the sector will enjoy better prospects in the future. Additionally, we will continue to emphasize the infrastructure related theme. Within energy, we will attempt to build positions in soft commodities as opposed to metals. We anticipate our bank positions to be maintained close to its maximum permitted sector limit of 25%.

LETTER TO SHAREHOLDERS (CONTINUED)

Diversification requirements, as usual, restrict our ability to manage the Fund and continue to ensure that we remain underweight the larger cap names in the Indonesian market.

Lower bond yields and interest rates have generally supported market sentiment. A benign inflationary outlook and firm currency have also emboldened the central bank to ease interest rates further supporting future consumption growth. In this respect, we expect demand for durable goods particularly motor cycles and cars to rise in the second half of the year. Related to the fall in interest rates, mortgage rates have never been lower in Indonesia with leading banks quoting rates just under 10%. We expect banks to post mush better loan growth after a dismal 2006 and overall consumption to pick up in the second half of the year.

Coupled with the government's resolve to embark on infrastructure developments, economic growth should remain above 6% for the year. While we expect economic activity to remain buoyant, there are areas of concern namely the absence of foreign direct investments particularly those that create jobs. Reform in its current labor laws have been talked about and would go some ways in encouraging investments but that has not been forthcoming. Nevertheless, despite some misgivings on progress in government policies, the one area which has surprised us is the determination of the government to address the country's shortfall in infrastructure. The progress in passing laws and paving the way for the construction of toll roads, power plants and telecommunication services have been encouraging.

Overall, we believe there are more positives than negatives: earnings likely to be supported by commodities; consumer stocks, including property companies, are expected to do better; infrastructure related spending should boost company earnings; and with government debt having fallen from nearly 100% of GDP to about 40% currently, there is room for fiscal stimulation.

Sincerely,

Boon Hong Yeo Chief Investment Officer**	Keith M. Schappert Chief Executive Officer and President***

LETTER TO SHAREHOLDERS (CONTINUED)

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. There are also risks associated with investing in Indonesia, including the risk of investing in a single-country fund.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

We wish to remind shareholders about the Fund's dividend reinvestment program known as the InvestlinkSM Program (the "Program"). The Program is sponsored and administered by Computershare Trust Company N.A. ("Computershare"), not by the Fund. Computershare will act as program administrator (the "Program Administrator") of the Program. The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: (800) 730-6001 (U.S and Canada) or (781) 575-3100 (outside U.S. and Canada). All correspondence regarding the Program should be directed to: Computershare Trust Company, N.A., InvestLinkSM Program, P.O. Box 43010, Providence, RI 02940-3010.

* The Morgan Stanley Capital International Indonesia Index (net dividends) is an unmanaged index (with no defined investment objective) of Indonesian equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Boon Hong Yeo, who is a Director of Credit Suisse Asset Management Limited ("Credit Suisse Ltd."), the Fund's sub-adviser, is primarily responsible for management of the Fund's assets. He has served the Fund in such capacity since January 17, 2003. Mr. Yeo joined Credit Suisse Ltd. in 2002 from AIB Govett (Asia) Limited in Singapore, where he was Director of Private Equity and managed Asian equity portfolios. Previously, he was founder and Managing Director of Zenith Asset Management Singapore; and held various positions in Asian equity portfolio management, investment banking and corporate banking in Singapore.

*** Keith M. Schappert is Executive Vice Chairman and Head of Asset Management for Americas of Credit Suisse and CEO/President of the Fund. Mr. Schappert joined Credit Suisse in 2006 from Federated Investment Advisory Companies, where he was CEO and President from 2002. Prior to Federated, Mr. Schappert was CEO and President of JP Morgan Investment Management from 1994 to 2001.

THE INDONESIA FUND, INC.

Portfolio Summary
As of June 30, 2007 (unaudited)

SECTOR ALLOCATION

TOP 10 HOLDINGS, BY ISSUER

	Holding	Sector	Percent of Net Assets
1.	PT Telekomunikasi Indonesia	Diversified Telecommunication Services	22.1
2.	PT Astra International Tbk	Automobiles	7.0
3.	PT Bank Central Asia Tbk	Commercial Banks	6.9
4.	PT Bank Rakyat Indonesia	Commercial Banks	6.5
5.	PT Bank Mandiri	Commercial Banks	5.5
6.	PT United Tractors Tbk	Machinery	4.8
7.	PT Bumi Resources Tbk	Oil, Gas & Consumable Fuels	4.5
8.	PT Perusahaan Gas Negara	Gas Utilities	3.7
9.	PT Bank Danamon Indonesia Tbk	Commercial Banks	3.5
10.	PT Indofood Sukses Makmur Tbk	Food Products	3.4

THE INDONESIA FUND, INC.

Schedule of Investments
June 30, 2007 (unaudited)

Description	No. of Shares	Value
EQUITY OR EQUITY-LINKED SECURITIES-99.50%
Indonesia-97.97%
Auto Components-0.53%
PT Gajah Tunggal Tbk	7,009,000	$465,768
Automobiles-7.04%
PT Astra International Tbk	3,312,461	6,215,608
Commercial Banks-23.14%
PT Bank Central Asia Tbk	10,112,500	6,097,786
PT Bank Danamon Indonesia Tbk	4,030,000	3,081,183
PT Bank Internasional Indonesia Tbk	34,788,000	689,845
PT Bank Mandiri	13,968,500	4,829,049
PT Bank Rakyat Indonesia	8,975,000	5,715,844
		20,413,707
Construction & Engineering-2.14%
PT Adhi Karya Tbk	11,538,000	1,409,009
PT Truba Alam Manunggal Engineering Tbk†	2,960,273	479,917
		1,888,926
Construction Materials-2.14%
PT Indocement Tunggal Prakarsa Tbk	2,734,000	1,889,754
Diversified Telecommunication Services-23.21%
PT Indosat Tbk	1,419,000	1,020,863
PT Telekomunikasi Indonesia	17,938,560	19,459,554
		20,480,417
Food Products-5.64%
PT Astra Agro Lestari Tbk	395,500	603,286
PT Bakrie Sumatera Plantations Tbk	3,198,000	538,864
PT Indofood Sukses Makmur Tbk	13,254,500	2,966,046
PT Sampoerna Agro Tbk†	3,295,500	866,277
		4,974,473

Description	No. of Shares/Units	Value
Gas Utilities-3.69%
PT Perusahaan Gas Negara	3,113,000	$3,259,695
Household Products-2.82%
PT Unilever Indonesia Tbk	3,351,000	2,486,595
Industrial Conglomerates-3.29%
PT Bakrie and Brothers Tbk†	88,952,500	2,903,135
Machinery-4.77%
PT United Tractors Tbk	4,609,700	4,213,186
Multiline Retail-3.23%
PT Matahari Putra Prima Tbk	16,709,500	1,495,212
PT Matahari Putra Prima Tbk Warrants (expiring 07/12/10 )†	3,254,125	46,102
PT Mitra Adiperkasa Tbk	4,821,000	459,184
PT Ramayana Lestari Sentosa Tbk	7,612,000	852,111
		2,852,609
Oil, Gas & Consumable Fuels-5.31%
PT Bumi Resources Tbk	15,835,000	3,985,802
PT Medco Energi Internasional Tbk	1,788,500	699,367
		4,685,169
Paper & Forest Products-0.48%
PT Sumalindo Lestari Jaya Tbk†	1,157,000	426,626
Pharmaceuticals-1.35%
PT Kalbe Farma Tbk	5,643,800	868,316
PT Tempo Scan Pacific Tbk	2,915,000	319,783
		1,188,099

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

Schedule of Investments (continued)
June 30, 2007 (unaudited)

Description	No. of Shares/Units	Value
Real Estate Management & Development-9.19%
PT Bakrieland Development Tbk†	47,057,500	$1,725,269
PT Bakrieland Development Tbk Warrants (expiring 04/30/10)†	4,705,750	82,813
PT Ciputra Development Tbk†	2,348,000	234,535
PT Kawasan Industri Jababeka Tbk	56,601,000	1,346,877
PT Summarecon Agung Tbk	15,526,100	2,170,431
PT Summarecon Agung Tbk Rights (expiring 7/13/07)†	2,723,933	108,535
Sentul City Tbk PT†	17,987,000	1,061,466
Total Bangun Persada	15,318,000	1,376,566
		8,106,492
Total Indonesia (Cost $38,692,025)		86,450,259
Republic of China-1.30%
Chemicals-1.30%
China Energy Ltd.† (Cost $861,402)	1,011,000	1,147,336
Thailand-0.23%
Construction & Engineering-0.23%
Italian-Thai Development Public Company Ltd† (Cost $226,911)	1,148,500	201,258
Total Equity or Equity-Linked Investments (Cost $39,780,338)		87,798,853

Description	Principal Amount (000's)	Value
SHORT-TERM INVESTMENT-0.21%
Grand Cayman-0.21%
Bank of America, overnight deposit, 4.39%, 07/02/07 (Cost $186,000)	$186	$186,000
Total Investments-99.71% (Cost $39,966,338) (Notes B,E,G)		87,984,853
Cash and Other Assets in Excess of Liabilities-0.29%		252,089
NET ASSETS-100.00%		$88,236,942

†Non-income producing security.

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

Statement of Assets and Liabilities
June 30, 2007 (unaudited)

ASSETS
Investments, at value, (Cost $39,966,338) (Notes B,E,G)	$87,984,853
Cash (including $852 of foreign currencies with a cost of $843)	1,039
Dividends receivable	593,136
Prepaid expenses	797
Total Assets	88,579,825
LIABILITIES
Payables:
Investment advisory fees (Note C)	209,334
Directors' fees	30,210
Administration fees (Note C)	8,506
Other accrued expenses	94,833
Total Liabilities	342,883
NET ASSETS (applicable to 8,266,286 shares of common stock outstanding) (Note D)	$88,236,942
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 8,266,286 shares issued and outstanding (100,000,000 shares authorized)	$8,266
Paid-in capital	48,172,536
Undistributed net investment income	251,281
Accumulated net realized loss on investments and foreign currency related transactions	(8,213,461)
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	48,018,320
Net assets applicable to shares outstanding	$88,236,942
NET ASSET VALUE PER SHARE ($88,236,942 ÷ 8,266,286)	$10.67
MARKET PRICE PER SHARE	$10.42

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

Statement of Operations
For the Six Months Ended June 30, 2007 (unaudited)

INVESTMENT INCOME
Income (Note B):
Dividends	$992,637
Interest	28,640
Less: Foreign taxes withheld	(148,896)
Total Investment Income	872,381
Expenses:
Investment advisory fees (Note C)	395,504
Custodian fees	68,966
Directors' fees	37,849
Administration fees (Note C)	32,077
Legal fees	24,133
Audit and tax fees	22,786
Printing (Note C)	17,707
Accounting fees	15,014
Shareholder servicing fees	9,375
Insurance	1,511
Stock exchange listing fees	742
Miscellaneous	10,508
Total Expenses	636,172
Net Investment Income	236,209
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
Investments	2,518,499
Foreign currency related transactions	(36,336)
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	5,673,418
Net realized and unrealized gain on investments and foreign currency related transactions	8,155,581
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,391,790

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2007 (unaudited)	For the Fiscal Year Ended December 31, 2006
INCREASE IN NET ASSETS
Operations:
Net investment income	$236,209	$439,144
Net realized gain on investments and foreign currency related transactions	2,482,163	3,310,098
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	5,673,418	26,949,251
Net increase in net assets resulting from operations	8,391,790	30,698,493
Dividends to Shareholders:
Net investment income	—	(429,843)
Capital Stock Transaction
Issuance of 84 shares of capital stock from reinvestments of dividends	877	—
Total increase in net assets	8,392,667	30,268,650
NET ASSETS
Beginning of period	79,844,275	49,575,625
End of period*	$88,236,942	$79,844,275

*  Including undistributed net investment income of $251,281 and $15,072, respectively.

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratio to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	For the Six Months Ended June 30, 2007		For the Years Ended December 31,
	(unaudited)		2006	2005	2004	2003	2002	2001		2000		1999	1998	1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$9.66		$6.00	$5.08	$3.91	$2.09	$1.52	$1.72		$4.48		$2.71	$3.58	$10.68
Net investment income/(loss)	0.02		0.05	0.02	0.09	0.03	0.01	(0.13	)*	(0.13)		(0.05)	(0.04)	0.03
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	0.99		3.66	0.90	1.17	1.81	0.56	(0.07)		(2.63)		1.87	(0.83)	(7.13)
Net increase/(decrease) in net assets resulting from operations	1.01		3.71	0.92	1.26	1.84	0.57	(0.20)		(2.76)		1.82	(0.87)	(7.10)
Dividends and distributions to shareholders:
Net investment income	—		(0.05)	0.00 †	(0.09)	(0.02)	—	—		—		—	—	—
Net realized gain on investments and foreign currency related transactions	—		—	—	—	—	—	—		—		(0.05)	—	—
Total dividends and distributions to shareholders	—		(0.05)	0.00 †	(0.09)	(0.02)	—	—		—		(0.05)	—	—
Net asset value, end of period	$10.67		$9.66	$6.00	$5.08	$3.91	$2.09	$1.52		$1.72		$4.48	$2.71	$3.58
Market value, end of period	$10.42		$11.70	$5.76	$5.07	$4.83	$1.65	$1.32		$1.563		$5.438	$3.438	$4.625
Total investment return (a)	(10.94)%		104.14%	13.69%	6.72%	194.19%	25.00%	(15.52)%		(71.26)%		59.58%	(25.68)%	(52.56)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$88,237		$79,844	$49,576	$42,020	$32,304	$17,317	$12,545		$7,935		$20,669	$12,491	$16,486
Ratio of expenses to average net assets	1.61	%(d)	1.65%	1.81%	2.03%	2.65%	2.69%	8.89	%(b)	7.23	%(c)	3.18%	4.21%	1.89%
Ratio of net investment income/(loss) to average net assets	0.60	%(d)	0.67%	0.42%	2.24%	1.23%	0.36%	(5.63)%		(4.85)%		(1.43)%	(1.37)%	0.33%
Portfolio turnover rate	8.77%		23.93%	67.87%	43.59%	95.66%	29.15%	10.23%		16.48%		47.38%	36.58%	48.19%

*  Based on actual shares outstanding on June 8, 2001 (prior to the Agreement and Plan of Reorganization effective June 11, 2001 between the Fund and Jakarta Growth Fund) and December 31, 2001.

†  Amount is less than a $0.01.

(a)  Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b)  Excluding merger-related fees, the ratio of expenses to average net assets would have been 4.31%.

(c)  Excluding merger-related fees, the ratio of expenses to average net assets would have been 4.13%.

(d)  Annualized

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

Financial Highlights

THE INDONESIA FUND, INC.

Notes to Financial Statements
June 30, 2007 (unaudited)

Note A. Organization

The Indonesia Fund, Inc. (the "Fund") was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

Note B. Significant Accounting Policies

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell.

Short-Term Investment: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

Taxes: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to

THE INDONESIA FUND, INC.

Notes to Financial Statements (continued)
June 30, 2007 (unaudited)

relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within Indonesia and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

  (II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Distributions of Income and Gains: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Other: The Fund invests in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency

THE INDONESIA FUND, INC.

Notes to Financial Statements (continued)
June 30, 2007 (unaudited)

controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investment in Indonesian and other foreign securities requires consideration of certain factors that are not normally involved in investments in U.S. securities. The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian and other foreign securities, the purchase and sale prices for such securities and the timing of purchases and sales.

The limited liquidity of the Indonesian and other foreign securities markets may also affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that it is unable to acquire desired portfolio positions quickly; conversely the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

Note C. Agreements

Credit Suisse Asset Management, LLC ("Credit Suisse"), serves as the Fund's investment adviser with respect to all investments. Credit Suisse receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the Fund's average weekly net assets. For the six months ended June 30, 2007, Credit Suisse earned $395,504 for advisory services. Credit Suisse also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2007, Credit Suisse was reimbursed $4,392 for administrative services rendered to the Fund.

Credit Suisse Asset Management Limited ("Sub-Adviser") serves as the Fund's sub-investment adviser. Credit Suisse currently pays the Sub-Adviser on a quarterly basis a fee of 90% of the net quarterly amount received by Credit Suisse as the Fund's investment adviser. The Fund does not pay the Sub-Adviser.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the six months ended June 30, 2007, BSFM earned $27,685 for administrative services.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2007, Merrill was paid $15,342 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

Note D. Capital Stock

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 8,266,286 shares outstanding at June 30, 2007, Credit Suisse owned 7,169 shares.

THE INDONESIA FUND, INC.

Notes to Financial Statements (continued)
June 30, 2007 (unaudited)

Note E. Investment in Securities

For the six months ended June 30, 2007, purchases and sales of securities, other than short-term investments, were $9,661,346 and $6,901,689, respectively.

Note F. Credit Facility

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the six months ended June 30, 2007, the Fund had no borrowings under the Credit Facility.

Note G. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

At June 30, 2007, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $40,535,444, $47,768,485, $(319,076) and $47,449,409, respectively.

Note H. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note I. Recent Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management adopted FIN 48 on June 29, 2007. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires

THE INDONESIA FUND, INC.

Notes to Financial Statements (continued)
June 30, 2007 (unaudited)

additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implication of FAS 157 and its impact on the financial statements has not yet been determined.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 26, 2007, the Annual Meeting of Shareholders of the Fund (the "Meeting") was held and the following matter was voted upon:

(1)  To elect one director (Mr. Cattano) to the Board of Directors of the Fund:

Name of Director	For	Withheld
James J. Cattano (Class I)	6,150,178	55,958

In addition to the director elected at the Meeting, Enrique R. Arzac, Lawrence J. Fox, Lawrence D. Haber and Steven N. Rappaport continue to serve as directors of the Fund. Richard H. Francis did not seek re-election, and as such resigned as a director of the Fund.

IMPORTANT PRIVACY CHOICES FOR CONSUMERS (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

• Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

• Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates.

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Note: This notice is provided to clients and prospective clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), and Credit Suisse Asset Management Securities, Inc., and shareholders and prospective shareholders in Credit Suisse sponsored and advised investment companies, including Credit Suisse Funds, and other consumers and customers, as applicable. This notice is not intended to be incorporated in any offering materials but is merely a statement of our current Privacy Policy, and may be amended from time to time upon notice to you. This notice is dated as of May 17, 2007.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

  •  by calling 1-800-293-1232;

  •  on the Fund's website, www.credit-suisse.com/us

  •  on the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

CLOSED-END FUNDS

Single Country
The Chile Fund, Inc. (AMEX: CH)
The First Israel Fund, Inc. (AMEX: ISL)
The Indonesia Fund, Inc. (AMEX: IF)

Multiple Country
The Emerging Markets Telecommunications Fund, Inc. (AMEX: ETF)
The Latin America Equity Fund, Inc. (AMEX: LAQ)

Fixed Income
Credit Suisse Asset Management Income Fund, Inc. (AMEX: CIK)
Credit Suisse High Yield Bond Fund (AMEX: DHY)

Literature Request—Call today for free descriptive information on the closed-end funds listed above at 1-800-293-1232 or visit our website on the Internet: www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Absolute Return Fund

Credit Suisse Cash Reserve Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Emerging Markets Fund

Credit Suisse Global Fixed Income Fund

Credit Suisse Global Small Cap Fund

Credit Suisse High Income Fund

Credit Suisse International Focus Fund

Credit Suisse Japan Equity Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Large Cap Growth Fund

Credit Suisse Large Cap Value Fund

Credit Suisse Mid-Cap Core Fund

Credit Suisse Short Duration Bond Fund

Credit Suisse Small Cap Core Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac	Chairman of the Board of Directors

James J. Cattano	Director

Lawrence J. Fox	Director

Lawrence D. Haber	Director

Steven N. Rappaport	Director

Keith M. Schappert	Chief Executive Officer and President

Boon Hong Yeo	Chief Investment Officer

J. Kevin Gao	Chief Legal Officer, Senior Vice President and Secretary

Emidio Morizio	Chief Compliance Officer

Michael A. Pignataro	Chief Financial Officer

Robert Rizza	Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, NY 10010

INVESTMENT SUB-ADVISER

Credit Suisse Asset Management Limited
Level 32, Gateway Building
1 Macquarie Place
Sydney NSW 2000

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.
P. O. Box 43010
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP
100 East Pratt Street
Baltimore, MD 21202

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

IF-SAR-0607

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 2, 2007.

Item 11. Controls and Procedures.

(a)           As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Not applicable.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INDONESIA FUND, INC.

/s/Keith M. Schappert
Name:	Keith M. Schappert
Title:	Chief Executive Officer
Date:	September 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/Keith M. Schappert
Name:	Keith M. Schappert
Title:	Chief Executive Officer
Date:	September 4, 2007

/s/Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	September 4, 2007